Exhibit 10.6


                              TERMINATION AGREEMENT

         THIS TERMINATION AGREEMENT (the "Agreement") is made and entered into effective as of May ___, 2005, by and among POWER TECHNOLOGY, INC., a Nevada corporation (the "Company"), CORNELL CAPITAL PARTNERS, LP, a Delaware limited partnership (the "Investor"), and NEWBRIDGE SECURITIES CORPORATION (the "Placement Agent").

                                    Recitals:

         WHEREAS, the Company and the Investor entered into a Standby Equity Distribution Agreement (the "Standby Equity Distribution"); a Registration Rights Agreement (the "Registration Rights Agreement"); an Escrow Agreement (the "Escrow Agreement"); and the Company, the Investor, and the Placement Agent entered into a Placement Agent Agreement (the "Placement Agent Agreement"), all of which are dated August 27, 2004 (collectively, the Standby Equity
Distribution Agreement, the Registration Rights Agreement, and the Escrow Agreement, and the Placement Agent Agreement are referred to as the "Transaction Documents."

         NOW, THEREFORE, in consideration of the mutual promises, conditions and covenants contained herein and in the Transaction Documents and other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto agree as follows:

         1. Termination. The Company and the Investor, and the Placement Agent with respect to the Placement Agent Agreement, hereby agree to terminate the Transaction Documents and the respective rights and obligations contained therein. As a result of this provision, none of the parties shall have any rights or obligations under or with respect to the Transaction Documents.

         2. Structuring Fees. The Investor shall retain all fees received from the Company pursuant to Section 12.4 of the Standby Equity Distribution Agreement and shall apply the same to any future financing provided to the Company.

         3. Placement Agent Fees. The Placement Agent did not receive any fees received from the Company pursuant to Section 2 of the Placement Agent Agreement.


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         IN  WITNESS  WHEREOF,  the  parties  have  signed  and  delivered  this
Termination Agreement on the date first set forth above.


POWER TECHNOLOGY, INC.                            CORNELL CAPITAL PARTNERS, LP

By:                                               By: Yorkville Advisors, LLC
   --------------------------                     Its: General Partner
Name: Bernard J. Walter
Title: President
                                                  By:
                                                      ------------------------
                                                  Name:   Mark A. Angelo
                                                  Title:  Portfolio Manager

With respect to the Placement Agent
Agreement:
PLACEMENT AGENT:
NEWBRIDGE SECURITIES CORPORATION


By:
    --------------------------
Name:  Guy S. Amico
Title: President